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                                                                   Exhibit 10.15

                             CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this "Agreement"), entered into with effect as of the 10th day of March, 2000 (the "Effective Date")

BY AND BETWEEN:

          NORTEL NETWORKS NA INC., a Delaware corporation with offices located at 4401 Great America Parkway, Santa Clara, CA 95052 (hereinafter referred to as "NNNAI") which is a wholly-owned subsidiary of Nortel Networks Inc. ("NNI"), which, in turn, is a wholly-owned subsidiary of Nortel Networks Corporation (hereinafter referred to as "NNC").

AND:

          NETGEAR, INC., a corporation organized and existing under the laws of Delaware, with offices located at 4401 Great America Parkway, Santa Clara, CA 95052 (hereinafter referred to as "NETGEAR").

     WHEREAS, prior to the Effective Date, NETGEAR was a wholly-owned subsidiary of NNNAI; and

     WHEREAS, NNNAI wishes to affirm NETGEAR'S ownership of certain of NNNAI's rights and obligations in and to the assets and liabilities involved in the NETGEAR Business (as defined below), all as more specifically provided for herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, NNNAI and NETGEAR, intending to be legally bound, agree as follows:


                                   ARTICLE I
                                  DEFINITIONS


     Capitalized terms used in this Agreement are used as defined in this
Article I or elsewhere in this Agreement. As used herein:

     "Affiliate" means, as to a specified individual or entity, any individual or entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with such specified individual or entity. For the purposes of this definition, "control" means the power to direct the management and policies of another, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agreement" has the meaning specified in the preamble hereof.

     "Assumed Contracts" has the meaning specified in Section 2.01(a).

     "Assumed Liabilities" has the meaning specified in Section 3.01.





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     "Company Material Adverse Effect" means a material adverse effect on the business, assets or financial condition of NETGEAR.

     "Components" means materials, components, assemblies or parts not originating with NNNAI or the NETGEAR Business.

     "Confidential Information" means any business, marketing, technical, scientific or other information that, at the time of disclosure, is designated as confidential (or like designation), is disclosed in circumstances of confidence, or would be understood by the Parties, exercising reasonable business judgment, to be confidential. Confidential Information includes, without limitation, the terms and conditions of this Agreement and information included in or related to Licensed Intellectual Property and Transferred Intellectual Property.

     "Effective Date" means the close of business on the date of this Agreement.

     "Employee Plans" means all incentive, deferred compensation, supplemental retirement, severance, pension, profit-sharing, retirement, health, welfare, insurance, or other employee benefit plans and all material arrangements, plans, programs and practices pertaining to compensation, bonuses, securities purchases, options, commissions, incentives, allowances, vacation, sick days, education assistance, leaves of absence, relocation and the like, for the benefit of current or former employees, that are currently maintained by such employee's employer, or with respect to which such employer currently has or in the future may have any material liability or obligation to contribute or to make payments.

     "Excluded Assets" has the meaning specified in Section 2.02.

     "Excluded Intellectual Property" has the meaning specified in the IP Agreement.

     "Generalized Searches" has the meaning specified in Section 4.03(a).

     "Improvement" has the meaning specified in the IP Agreement.

     "Intellectual Property Rights" means all patent rights, copyrights, mask work rights, confidential information rights, trademark, trade name, distinguishing guise, trade secret or know-how rights, all rights of whatsoever nature in computer software and data, and any other intangible rights or privileges of a nature similar to any of the foregoing, in every case in any part of the world and whether or not registered. Intellectual Property Rights shall also include all rights in any applications and granted registration for any of the foregoing rights.

     "IP Agreement" means the Intellectual Property License Agreement between NNNAI and NETGEAR dated as of the date hereof.

     "Knowledge," with respect to NNNAI, as applicable, means the actual knowledge of Michael Dadoun and Stephanie Brecher-Siegel; and, with respect to NETGEAR, means, as applicable, the actual knowledge of Patrick Lo and Richard Fabiano.

     "Licensed Intellectual Property" has the meaning specified in the IP Agreement.

     "Loaned Employee Benefits" means the Loaned Employee Agreement, effective as of the date hereof, by and between Nortel Networks Inc., NNNAI, NETGEAR and Netgear International, Inc.

     "LTD Benefits" has the meaning specified in Section 4.02(a).


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     "NETGEAR" has the meaning specified in the preamble hereof.

     "NETGEAR Assets" has the meaning specified in Section 2.01.

     "NETGEAR Business" means the business related to (i) the design, research, manufacture and development of NETGEAR Products by NETGEAR on or after the date hereof, or by NNC, NNI, NNNAI or NETGEAR before the date hereof; and (ii) the marketing, distribution and licensing of the NETGEAR Products by NETGEAR on or after the date hereof, or by NNC, NNI, NNNAI or NETGEAR before the date hereof.

     "NETGEAR Employees" means the employees of NNNAI ("NNNAI Employees") that are listed on Exhibit E and are hired by NETGEAR as of the Effective Date, as provided in Section 4.01, or, if applicable, immediately upon termination of STD Benefits, an NNNAI leave of absence or services under the Loaned Employee Agreement(s), as provided in Section 4.02(a), (c) and (d), respectively.

     "NETGEAR'S Employment Liabilities" has the meaning specified in Section 4.04(b).

     "NETGEAR Hire Date" means the date on which a NETGEAR Employee commences employment with NETGEAR, as provided in Section 4.01 or 4.02, as applicable.

     "NETGEAR Products" means the current products and products under development listed on Exhibit G.

     "NNNAI's Employment Liabilities" has the meaning specified in Section 4.04(a).

     "No Solicitation Period" has the meaning set forth in Section 4.03(a).

     "Other Marks" shall mean the marks identified and listed as "Other Marks" in Exhibit J.

     "Party" means NNNAI or NETGEAR, and Parties means both of them.

     "Patent Cross Licenses" shall mean those corporate cross license agreements with third parties entered into by NNC and listed in Exhibit A.

     "Product Licenses" means the Intellectual Property Rights granted in the ordinary distribution of products manufactured by the NETGEAR Business.

     "Retained Liabilities" has the meaning specified in Section 3.02.

     "Subsidiary" of a person means an entity in which that person effectively owns or controls, directly or indirectly, more than fifty percent (50%) of the voting stock or other ownership interest therein.

     "STD Benefits" has the meaning specified in Section 4.02(a).

     "Third Party Licenses" means licenses and other written agreements relating to the Intellectual Property Rights that are used in the NETGEAR Business, including those listed on Exhibit B, but not including the Patent Cross Licenses, Transferable Software Licenses, and the Product Licenses.


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     "Transferable Software License" means a license agreement for software licensed to NNNAI or its Affiliates that is installed on computers forming a part of the NETGEAR Assets, and that is either (i) freely assignable by its terms by NNNAI or its Affiliates to the NETGEAR or (ii) as to which all actions necessary to make such software license assignable by NNNAI or its Affiliates to NETGEAR as of the Effective Date have been taken, and that is identified as being a Transferable Software License on Exhibit L.

     "Transferred Intellectual Property" shall mean: (i) the Transferred Software; (ii) the Transferred Technical Information; and (iii) the Transferred Trademarks.

     "Transferred Software" shall mean the software and related documentation, and the copyright therein, owned by NNNAI or its Subsidiaries and used exclusively in the NETGEAR Business as of the Effective Date and listed in Exhibit H.

     "Transferred Technical Information" shall mean all prototypes, works in progress, related drawings, schematics, specifications, designs and agency approval files related to NETGEAR Products and all trade secrets which are embodied in any know-how, manufacturing specifications, processing procedures or research and development information owned by NNNAI and used exclusively in the NETGEAR Business as of the Effective Date, and listed in Exhibit I.

     "Transferred Trademarks" shall mean the marks identified and listed as "Transferred Trademarks in Exhibit J.

                                   ARTICLE II
                                 NETGEAR ASSETS

     Section 2.01. Transfers to NETGEAR. Subject to the terms and conditions hereof, including, without limitation, the exclusion from transfer under this Agreement of a portion of such assets as set forth in Section 2.02, NNNAI hereby transfers, conveys and assigns to NETGEAR, and NETGEAR hereby acquires, NNNAI's entire right, title and interest in, to and under all of the assets and properties described below (collectively, the "NETGEAR Assets"):

     (a) Assumed Contracts. Subject to Section 2.03, all of the contracts and subcontracts listed on Exhibit C, which relate to the sale, purchase, support, distribution or licensing of NETGEAR Products or related services (including services of independent contractors), or both, entered into in the course of the NETGEAR Business (collectively, the "Assumed Contracts");

     (b) Records. Customer and prospective customer lists, business records, reports, plans, records, product specifications, training manuals, correspondence, regulatory reports and documents, maintenance schedules, operating and production records, business plans, marketing or other studies and other documents and data that were prepared by employees of NETGEAR and relate to the NETGEAR Business existing on the Effective Date;

     (c) Furniture, Fixtures, Inventory and Equipment. The furniture, fixtures, inventory and other equipment listed on Exhibit D; and

     (d) Intellectual Property. The Transferred Intellectual Property and the goodwill of the NETGEAR Business associated with the Transferred Trademarks, and any Intellectual Property Rights owned by NNNAI in the Other Marks and the goodwill of the NETGEAR Business associated with the Other Marks; and

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     (e)  Transferable Software Licenses. The Transferable Software Licenses
listed in Exhibit L.

     Section 2.02. Excluded Assets. The following assets (the "Excluded Assets") are specifically excluded from the NETGEAR Assets and any contribution or acquisition pursuant to this Agreement, whether or not they would otherwise be included in the NETGEAR Assets:

     (a) Excluded Contracts. Any and all agreements between NNNAI and the NNNAI Employees (whether or not they subsequently become the NETGEAR Employees), except as otherwise provided in Section 4.03, and any agreements primarily of general application to NNNAI and it Affiliates from which the NETGEAR Business has benefited, not listed on Exhibit C;

     (b) Excluded Intellectual Property. Any and all (i) Licensed Intellectual Property, (which are hereby excluded from NETGEAR Assets, but which are licensed to NETGEAR under the IP Agreement and governed by the terms thereof), (ii) Excluded Intellectual Property, and (iii) rights in any computer software other than the Transferable Software Licenses and the Transferred Intellectual Property; and

     (c) All Other Assets. All other technology, real property, personal property, agreements and all other assets owned, leased or otherwise possessed by NNNAI and/or its Affiliates, whether or not related to the NETGEAR Business, that are not listed in Section 2.01 as NETGEAR Assets, including without limitation, all copies of NNNAI personnel, benefits, medical and payroll records concerning the NNNAI Employees (whether or not they become the NETGEAR Employees).

     Section 2.03. Assignment of Contracts. Nothing in this Agreement shall be construed as an attempt to assign to NETGEAR any Assumed Contract that, as a matter of law or by its terms, is not assignable without the consent of any other party or parties, including any Assumed Contracts that do not permit a change of control of the NETGEAR Business such as that resulting from the consummation of the transactions provided for in this Agreement and other agreements executed by the Parties as of the date hereof, unless such consent has been obtained by NETGEAR in writing and a copy of such consent has been delivered to NNNAI. NNNAI shall provide reasonable assistance to NETGEAR in its efforts to obtain such consents.

                                  ARTICLE III
                              ASSUMED LIABILITIES

     Section 3.01. Assumption of Liabilities by NETGEAR. Subject to the terms and conditions hereof, NETGEAR hereby assumes and agrees to pay and discharge all liabilities, costs or obligations arising on or after the Effective Date that are related to or arise under or in connection with the NETGEAR Assets, the NETGEAR Products and/or the NETGEAR Business, and certain other liabilities as set forth in this Section 3.01, (collectively, the "Assumed Liabilities"), as and when the same become due and payable and performance is required thereunder, including, without limitation the following, but only insofar as the events that give rise to such liability occur on or after the Effective Date:

     (a) any and all liabilities and obligations of any nature whatsoever, whether fixed or contingent, that arise from or relate to the ownership, manufacture, sale or use of the NETGEAR Assets or the NETGEAR Products, including, but not limited to, product liability, tort liability, intellectual property and warranty claims with respect to NETGEAR Products sold or services rendered on or after the Effective Date, and any liability for violations of statutes or breach of contract (including without limitation claims relating to Assumed Contracts);

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     (b)  any and all liabilities and obligations of any nature whatsoever, whether fixed or contingent, that arise from or relate to the business and operations of NETGEAR;

     (c) all taxes (including without limitation deferred taxes) arising from the conduct of the NETGEAR Business, including personal property tax liability attributable to the NETGEAR Assets (except as otherwise provided in Section
3.02 hereof);

     (d)  NETGEAR'S Employment Liabilities (except as otherwise provided in
Section 4.06 hereof);

     (e) any liability relating to the bulk sales or bulk transfer law of any jurisdiction, except any liability payable in connection with the transactions contemplated hereunder or under the IP Agreement; and

     (f)  any statutory liens on the NETGEAR Assets.

     (g) All accounts payable and accrued expenses of NETGEAR as of the Effective Date including but not limited to any inter-company accounts payable to NNNAI.

     Section 3.02.  Liabilities Not Assumed. Except as otherwise provided in
Article IV or Article IX hereof, or pursuant to any other written agreement between NETGEAR and NNNAI and/or its Affiliates, NETGEAR does not and shall not assume or agree to pay or discharge (i) any liability, cost or obligation where the events that gave rise to such liability occurred prior to the Effective Date, notwithstanding that such liability, cost or obligation may arise under or in connection with the NETGEAR Assets, the NETGEAR Products and/or the NETGEAR Business, and regardless of whether or not such liability, cost or obligation is recognized as a liability on any books of account, is absolute or contingent or measurable, or (ii) any sales, transfer and/or documentary taxes, if any, payable in connection with the asset transfer contemplated hereunder or under the IP Agreement ("Retained Liabilities"). The Retained Liabilities include, without limitation, income tax liabilities and trade payables related to the NETGEAR Business, the NETGEAR Products and the NETGEAR Assets incurred prior to the Effective Date.

                                   ARTICLE IV
                                   EMPLOYEES

     Section 4.01. NETGEAR Employees. Except as otherwise provided in Section 4.02, NETGEAR affirms that, that no less than seven (7) calendar days prior to the Effective Date, it made an offer of full time employment, as a sole employer or joint employer with a third party acceptable to NNNAI, to all of the NNNAI United States Employees by means of an offer letter, the form of which has been approved by NNNAI, upon terms and conditions reasonably acceptable to NNNAI. NETGEAR covenants and agrees that it, either solely or jointly with such third party, shall employ all NNNAI Employees who have accepted and satisfied those conditions set forth in such offer of employment, as of 12:00 a.m. on the day following the Effective Date, upon terms and conditions reasonably acceptable to NNNAI.

     Section 4.02 NNNAI Employees on Leave and on Loan. Notwithstanding anything contained in Section 4.01 to the contrary, NETGEAR'S obligations with respect to the offer of employment to, and employment of, the NNNAI Employees receiving NNNAI's short-term or long-term disability benefits, on an NNNAI-approved leave of absence or providing services under the Loaned Employee Agreements as of the Effective Date, are as follows:

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     (a)  Employees Receiving Short-Term Disability Benefits.  Any of the NNNAI
Employees who, as of the Effective Date, are receiving benefits under the Nortel Networks Inc. Short-Term Disability Plan ("STD Benefits"), shall be offered full time employment by NETGEAR, as a sole employer or joint employer with a third party reasonably acceptable to NNNAI, as provided in this Section 4.02(a), and shall be employed by NETGEAR, either solely or jointly with such third party, at the time such disability benefits terminate, provided that such employees are released to return to work with accommodations, if any, which can be reasonably implemented by NETGEAR, prior to the commencement of long-term disability benefits under the Nortel Networks, Inc. Long-Term Disability Plan ("LTD Benefits"), and such employees have satisfied the conditions set forth in NETGEAR's offer of employment. No later than the day immediately following the Effective Date, NETGEAR shall offer such NNNAI Employees employment by means of an offer letter that is reasonably acceptable to NNNAI. NETGEAR shall have no responsibility or liability for payment of any STD Benefits of any such NNNAI Employees prior to their employment by NETGEAR in accordance with this Section 4.02(a). If any of such NNNAI Employees become NETGEAR Employees, the other provisions of this Article IV shall apply to such NETGEAR Employee.

     (b) Employees Receiving Long-Term Disability Benefits. NETGEAR shall have no obligation under Section 4.01 to offer employment to or to employ any of the NNNAI Employees who, as of the Effective Date, are receiving LTD Benefits, or to employ any of the NNNAI Employees who are receiving STD Benefits as of the Effective Date and proceed to receive LTD Benefits prior to being released to return to work.

     (c) Employees on Other NNNAI-Approved Leaves. Any of the NNNAI Employees who, as of the Effective Date, are on leave from employment under NNNAI's Family Care, Medical, Personal or Military Leave policies, but are not receiving STD Benefits or LTD Benefits, shall be offered employment by NETGEAR, as a sole employer or joint employer with a third party reasonably acceptable to NNNAI, as provided in this Section 4.02(c), and be employed by NETGEAR, either solely or jointly with such third party, at the time such leave terminates and such employees have satisfied the conditions set forth in NETGEAR's offer of employment, provided, however, that Netgear's obligation to offer employment will not extend to such employees who have already notified NNNA of their intention to resign at the end of their leave prior to the Effective Date. No later than the day following the Effective Date, NETGEAR shall offer such NNNAI Employees employment as provided in this Section 4.02(c) by means of an offer letter that is reasonably acceptable to NNNAI. If any of such NNNAI Employees become NETGEAR Employees, the other provisions of this
Article IV shall apply to such NETGEAR Employees.

     (d) Employees on Loan. Any of the NNNAI Employees who, immediately upon the Effective Date, are supplying services to NETGEAR pursuant to the Loaned Employee Agreements, shall be offered employment by NETGEAR (as sole employer or joint employer with a third party reasonably acceptable to NNNAI) and be employed by NETGEAR (either solely or jointly with such third party) at the time that such employees cease to supply services under the Loaned Employee Agreements, provided that (i) such services ceased for the purpose of such employees commencing employment with NETGEAR and (ii) such employees have satisfied the conditions set forth in NETGEAR's offer of employment. NETGEAR shall offer, or in the case of European based employees, transfer such NNNAI Employees employment as provided in this Section 4.02(d) by means of an offer letter or in the case of European based employees by means of a notice of "transfer of undertaking" reasonably acceptable to NNNAI, to be delivered at a time determined by NNNAI. If any of such NNNAI Employees become NETGEAR Employees, the other provisions of this Article IV shall apply to such NETGEAR Employees. If any of such NNNAI Employees are receiving STD Benefits or on a leave of absence, as described in Section 4.02(a) and (c) respectively, when such employee's employment with NETGEAR pursuant to this Section 4.02(d) is scheduled to commence, the provisions of


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Section 4.02(a) or (c), as applicable, shall apply to such employee, unless otherwise prohibited by local law.

     Section 4.03. No Solicitation of Employment.

     (a) No Solicitation by NNNAI. Unless otherwise agreed by NETGEAR, during the twelve (12) month period immediately following the Effective Date (the "No Solicitation Period"), neither NNNAI nor its Affiliates (other than NETGEAR) shall solicit for employment or hire any NETGEAR Employees who continue to be employed by NETGEAR or who have voluntarily terminated their employment with NETGEAR during the No Solicitation Period; provided, however, that nothing in this sub-section (a) shall prevent NNNAI or its Affiliates (other than NETGEAR) from (i) conducting generalized employment searches, by advertisements, engaging firms to conduct searches, or by other means ("Generalized Searches"), that are not focused on NETGEAR Employees or (ii) hiring any current or former NETGEAR Employees identified through such Generalized Searches.

     (b) No Solicitation by NETGEAR. Unless otherwise agreed to by NNNAI, during the No Solicitation Period, NETGEAR shall not solicit for employment or hire any employees of NNNAI or its Affiliates or former employees who voluntarily terminate their employment with NNNAI or its Affiliates during the No Solicitation Period; provided, however, that nothing in this sub-section (b) shall prevent NETGEAR from (i) conducting Generalized Searches that are not focused on employees of NNNAI or its Affiliates or (ii) hiring current or former employees of NNNAI or its Affiliates identified through such Generalized Searches.

     Section 4.04. Employment Matters Liabilities and Indemnification.

     (a) NNNAI's Employment Liabilities. Except as otherwise provided in the Loaned Employee Agreements or Section 4.04(b) hereof, NNNAI shall be liable for any and all liabilities and obligations of any nature whatsoever, whether fixed or contingent, known or unknown, with respect to any NETGEAR Employee, that exist or accrue prior to such employee's NETGEAR Hire Date and relate to NNNAI's employment or termination of employment of such employee, including without limitation, such liabilities and obligations with respect to wages, bonuses, workers compensation and benefits (collectively, "NNNAI's Employment Liabilities").

     (b) NETGEAR'S Employment Liabilities. NETGEAR shall be liable for any and all liabilities and obligations of any nature whatsoever, whether fixed or contingent, known or unknown, that exist or accrue on or after the Effective Date and relate to NETGEAR'S: (A) offer of employment to, or failure to offer employment to, any NNNAI Employee in accordance with the terms of this Agreement, or (B) utilization of NNNAI's employees, agents or representatives to generate, assemble or deliver material related to NETGEAR'S employment offer pursuant to Section 4.01 or 4.02 or (C) with respect to any NETGEAR Employee, on or after such employee's NETGEAR Hire Date and relate to NETGEAR'S employment or termination of employment of such employee, including without limitation, such liabilities and obligations with respect to wages, bonuses, workers compensation and benefits (collectively, "NETGEAR'S Employment Liabilities").


                                  ARTICLE V
                                CONSIDERATION

     Section 5.01. Consideration. The consideration for the NETGEAR Assets and the Licensed Intellectual Property shall be paid and satisfied in full by the assumption by NETGEAR of the Assumed Liabilities.



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
                                   ARTICLE VI
                                    TRANSFER

         Section 6.01. Transfer of NETGEAR Assets; Risk of Loss. The transfer of the NETGEAR Assets shall take place on the Effective Date. All risk of loss or damage with respect to the NETGEAR Assets shall be borne by NNNAI until 11:59 p.m. eastern daylight time on the day before the Effective Date, and thereafter shall be borne by NETGEAR.

         Section 6.02. Deletion of Non-Transferable Software. NETGEAR agrees that, following the Effective Date, it will (i) not use, and shall cause each of its Affiliates to not use, software loaded on the NETGEAR Assets as of the Effective Date other than software specifically transferred or licensed under this Contribution Agreement or the IP Agreement ("Unlicensed Software"); and
(ii) as soon as reasonably practical and in any event no later than sixty (60) days following the Effective Date, delete or cause to be deleted all Unlicensed Software.


                                  ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

         Section 7.01. Limited Representations and Warranties of NNNAI.

         (a) Recognizing that, immediately prior to the Effective Date, the officers of NETGEAR and the NETGEAR Employees were employees of NNNAI, and that some of the officers and employees of NETGEAR operated the NETGEAR Business immediately prior to the Effective Date, and are familiar with and have been involved with the creation of the NETGEAR Assets and the NETGEAR Products for NNNAI, NETGEAR hereby acknowledges that, except as expressly set forth herein, the NETGEAR Assets are being transferred by NNNAI under this Agreement "AS IS" AND "WHERE IS" WITHOUT ANY REPRESENTATIONS, WARRANTIES OR CONDITIONS INCLUDING, WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

         (b) Notwithstanding the foregoing, NNNAI hereby represents and warrants to NETGEAR that:

                  (i) Due Authorization. The transactions provided for under this Agreement have been duly authorized and approved by NNNAI and this Agreement has been duly executed and delivered by NNNAI;

                  (ii) Assumed Contracts in Good Standing. NNNAI has performed in all material respects the obligations required to be performed by it under each Assumed Contract as it relates to the NETGEAR Business contributed by NNNAI;

                  (iii) Good Title. NNNAI is transferring to NETGEAR good and valid title to the furniture, fixtures, inventory and equipment listed in Exhibit D, free and clear of all title defects, objections or other encumbrances, except (A) minor imperfections of title, if any, none of which is substantial in amount or materially impairs the use of the property subject thereto, that have arisen in the ordinary course of business consistent with past practice, (B) liens for current taxes not yet due, and (C) software incorporated therein;



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
          (iv) Completeness of Assets. The NETGEAR Assets include all leases, contracts, furniture, fixtures, inventory and equipment used by NNNAI in the operation of the NETGEAR Business prior to the Effective Date, except for the Excluded Assets.

          (v) Employees and Labor Matters. NNNAI has paid in full, or shall pay in full when due, all salaries and other compensation for all services performed by each NETGEAR Employee that has accrued on or prior to such employee's NETGEAR Hire Date;

          (vi) NNNAI's Employee Plans. All of NNNAI's Employee Plans are in compliance in all material respects with requirements prescribed by all applicable laws. NNNAI has performed all material obligations required to be performed by it under all of its Employee Plans. There is not, to NNNAI's knowledge, any material written claim or dispute in respect of any of NNNAI's Employee Plans;

          (vii) Litigation. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to NNNAI's Knowledge, any threat thereof, against NETGEAR, that questions the validity of this Agreement or the right of NETGEAR or NNNAI to enter into it, or that might have, either individually or in the aggregate, a Company Material Adverse Effect, nor is there any litigation pending, or, to NNNAI's Knowledge, any threat thereof, against NNNAI or NETGEAR by reason of the proposed activities of NETGEAR or negotiations by NETGEAR and/or NNNAI or NNNAI with possible investors in NETGEAR. NETGEAR is not subject to any outstanding judgement, order or decree;

          (viii) Financial Statements. Set forth as Exhibit K hereto is a complete and correct copy of the income statements, statements of assets and liabilities and statements of cash flows (audited) of the NETGEAR Business as of and for the fiscal years ended December 31, 1996, 1997 and 1998 (the "Financial Statements"). Such Financial Statements include the assets, liabilities, revenues and expenses that were directly related to the NETGEAR Business, including expenses charged to the NETGEAR Business by NNNAI. Except as set forth on Exhibit K, the Financial Statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied, are complete and correct and present fairly the financial condition and results of operations of the NETGEAR Business;

          (ix) Taxes. Except as set forth on Exhibit L, NETGEAR has not been required to file any federal, state, county, local or foreign tax returns, and any returns prepared by it or on its behalf are true and correct and all taxes have been timely paid with exceptions not material to NETGEAR. NETGEAR has had no employees prior to the NETGEAR Hire Date. Neither NETGEAR nor any of its stockholders has ever filed (a) an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that NETGEAR be taxed as an S Corporation or (b) consent pursuant to Section 341(f) of the Code relating to collapsible corporations. With respect to any tax periods ending prior to the date hereof, NETGEAR is, and at all times has been, a member of the NNNAI-affiliated group (the "Affiliated Group") for Federal income tax purposes, and NETGEAR has no liability for any Federal, state or other tax liability asserted by the Internal Revenue Service or any other competent taxing authority or jurisdiction resulting from membership in the Affiliated Group or the preparation of the Affiliated Group's consolidated Federal income tax returns or otherwise;

          (x) Environmental Matters. There is no pending or, to the Knowledge of NNNAI, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any governmental entity, relating to environmental matters involving NETGEAR, including without limitation those arising under the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment, which violation would have a Company Material Adverse Effect;

          (xi) Year 2000 Compliance. NNNAI represents and warrants that the NETGEAR Products, as they exist as of the Effective Date shall function, during the warranty period for such products, without any material, date-related service-affecting nonconformance to the applicable specifications; and

          (xii) Disclosures. Neither this Agreement nor any Exhibit hereto, nor any report, certificate or instrument furnished to NETGEAR or its counsel in connection with the transactions contemplated by this Agreement, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

     Section 7.02. Limited Representations and Warranties of NNNAI Relating to Intellectual Property. NNNAI hereby represents and warrants to NETGEAR that:

     (a) Intellectual Property Rights. NNNAI owns the Transferred Intellectual Property, NNC owns the Licensed Intellectual Property, NNNAI has the right and ability to transfer, assign and grant the rights conveyed under this Agreement and NNC has the right and ability to grant the licenses under the IP Agreement;

     (b) except for the Intellectual Property Rights relating to (i) Components, (ii) the Third Party Licenses, (iii) the Transferable Software Licenses, and (iv) the Excluded Intellectual Property, to its Knowledge the Transferred Intellectual Property and the Licensed Intellectual Property comprise all Intellectual Property Rights that are material to the NETGEAR Business as conducted as of the Effective Date;

     (c) except for the Patent Cross Licenses, the Third Party Licenses, the Product Licenses, Transferable Software Licenses, and employment agreements, to its Knowledge there is no other written agreement relating to the Transferred Intellectual Property that is material to the NETGEAR Business;

     (d) except as disclosed on Exhibit F, it has no Knowledge of any claims that have been made during the past two (2) years that the conduct of the NETGEAR Business infringes any Intellectual Property Right of any third person, and to its Knowledge, no such claims are threatened;

     (e) except as disclosed on Exhibit F, it has no Knowledge that the NETGEAR Business, as conducted as of the Effective Date, infringes or misappropriates any Intellectual Property Right of any third person;

     (f) except as disclosed on Exhibit F, it has no Knowledge of any claims, suits or actions against NETGEAR relating to the ownership, licensing or enforceability of the Transferred Intellectual Property or the Licensed Intellectual Property, and no such claims, suits or actions are threatened; and

     (g) it is NNNAI's practice to obtain assignments of Intellectual Property Rights from third parties who have participated in the creation of Intellectual Property used in the NETGEAR Business, and to its Knowledge such assignments were obtained from all third parties who participated in the creation of all Transferred Intellectual Property.

     Section 7.03. Survival of Obligations. The representations and warranties made by each Party in this Article VII shall continue in full force and effect for the benefit of the other Parties for a period of eighteen (18) months from and including the Effective Date, after which time each Party is released from all obligations and liabilities hereunder in respect of such representations and warranties, except with respect to claims made by any Party in writing prior to the expiration of such period; provided, however, that Section 7.01(b)(viii), Taxes, shall continue in full force and effect for the benefit of NETGEAR for a period of six (6) months beyond the statute of limitation applicable to such tax.

                                  ARTICLE VIII
                             CONDITIONS OF CLOSING

     Section 8.01. Conditions Precedent to NNNAI's Obligations. NNNAI's obligations under this Agreement are subject to the satisfaction, as of the Effective Date, of the following condition, unless waived by NNNAI in writing:

     The full assumption by NETGEAR of the Assumed Liabilities as consideration for the NETGEAR Assets and the Licensed Intellectual Property pursuant to
Section 5.01.

                                   ARTICLE IX
                                INDEMNIFICATION

     Section 9.01. Indemnification by NNNAI. Subject to the provisions of this
Article IX and Section 11.10 hereof, NNNAI hereby agrees to pay and indemnify fully, hold harmless and defend NETGEAR and its agents, directors, officers, partners, employees, servants, consultants, representatives, successors and assigns, from and against any and all damages, losses, deficiencies, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that result from, relate to or arise out of any and all actions, suits, proceedings, claims, demands, judgments or assessments or legal, administrative, arbitration, governmental or other proceedings or investigations (whether based on negligent acts or omissions, statutory liability, strict liability or otherwise) arising out of, relating to or based upon allegations of:

     (a) any inaccuracy or breach of any representation or warranty, or any nonfulfillment of any covenant or agreement of NNNAI contained in this Agreement or the IP Agreement, as applicable;

     (b)  any Retained Liability;

     (c)  any of NNNAI's Employment Liabilities; or

     (d) any and all actions, suits, proceedings, claims, demands, judgments, assessments, reasonable costs and expenses, incurred in investigating or attempting to avoid the foregoing or in enforcing this indemnity.

     Section 9.02. Indemnification by NETGEAR. From and after the Effective Date, subject to the provisions of this Article IX and Section 11.10 hereof, NETGEAR agrees to pay and indemnify fully, hold harmless and defend NNNAI and its Affiliates, agents, directors, officers, partners, employees, servants, consultants, representatives, successors and assigns, from and against any and all damages, losses, deficiencies, liabilities, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that result from, relate to or arise out of any and all actions, suits, proceedings, claims, demands, judgments or assessments or legal, administrative, arbitration, governmental or other proceedings or investigations (whether based on negligent acts or omissions, statutory liability, strict liability or otherwise) arising out of, relating to or based upon allegations of:

     (a) any non-fulfillment of any covenant or agreement of NETGEAR contained in this Agreement or the IP Agreement, as applicable;

     (b)  any Assumed Liability;

     (c)  any of NETGEAR'S Employment Liabilities; or

     (d) any and all actions, suits, proceedings, claims, demands, judgments, assessments, reasonable costs and expenses, incurred in investigating or attempting to avoid the foregoing or in enforcing this indemnity.

     Section 9.03. Method of Asserting Claims. The indemnified party ("Indemnitee") shall provide the indemnifying party ("Indemnitor") prompt notice in writing upon the Indemnitee becoming aware of any action, suit, proceeding, claim, demand, judgment or assessment for which the Indemnitor would be liable pursuant to Section 9.01 or Section 9.02 (a "Claim"), provided, however, that any failure to give such prompt notice shall not relieve the Indemnitor of its obligations hereunder. Indemnitor shall provide, at its sole cost and expense, for the defense of the Claim with legal counsel reasonably acceptable to Indemnitee. In addition, Indemnitee shall cooperate with Indemnitor, at Indemnitor's expense, in the defense or settlement of the Claim. Neither Indemnitee nor Indemnitor shall compromise or settle a Claim without the other party's prior written consent, which consent shall not be unreasonably withheld. Indemnitee may participate in the defense of a claim at its own expense. Notwithstanding the foregoing, if Indemnitee, in its reasonable discretion, determines that Indemnitor is not vigorously defending the Claim, Indemnitee may hire additional legal counsel, at the sole cost and expense of Indemnitor, to assume the defense of the Claim.

     Section 9.04.  Coordination of Indemnification Rights.

     (a) Indemnification Independent Right. Each right of a person to be indemnified, defended and/or held harmless pursuant to this Article IX is independent of such person's rights pursuant to any other Section of this Agreement and shall not be affected or limited in any way by any event or circumstance unless this Article IX expressly provides that such event or circumstance shall affect or limit such right of such person, regardless of whether or not such event or circumstance affects or limits any other right of such person or any right of any other person under this Article IX.

     (b) Right of Subrogation. In the event that an Indemnitee has a right of recovery against any third party with respect to any damages in connection with which a payment is made to such Indemnitee by an Indemnitor, then (i) such Indemnitor shall, to the extent of such payment, be subrogated to all of the rights of recovery of Indemnitee against such third party with respect to such damages and (ii) Indemnitee shall execute all papers required and take all action necessary to secure such rights, including, but not limited to, the execution of such documents as are necessary to enable such Indemnitor to bring suit to enforce such rights.

     Section 9.05. Limitation of Liability for Consequential Damages. Except as expressly provided in this Section 9.05, neither Party (including their Subsidiaries, Affiliates, shareholders, officers, contractors, directors, employees and agents) shall be liable for any special, indirect, incidental or consequential damages of any kind, including without limitation, damages arising from lost business, lost savings, lost data or lost profits, regardless of the cause and whether arising in contract (including fundamental breach), tort (including negligence), or otherwise, even if such party has been advised of the possibility of such damages.

     The foregoing exclusion of liability shall not apply where such damages arise out of or in connection with (i) an allegation that any NETGEAR Product or Improvement thereto infringes or violates any Intellectual Property Right of a third party, to the extent that such damages are payable to a third party, or
(ii) disclosure of any Confidential Information, provided that:

     (a) the Indemnitee permits the Indemnitor to have complete carriage and control of the defense of the claim;

     (b) the Indemnitee cooperates fully with the Indemnitor in all aspects of the defense against the claim;

     (c) such damages are either actual damages finally awarded by a court of competent jurisdiction, or constitute a settlement approved in writing by the Indemnitor;

     (d) the Indemnitor shall not be liable for any portion of such damages arising from willful infringement by any party or constituting treble damages (except that an Indemnitor shall be liable for damages resulting from its own willful infringement);

     (e) the Indemnitee promptly pays all damages other than those for which the Indemnitor is responsible in accordance with the provisions of this Article IX; and

     (f) where the claim relates to a NETGEAR Product or Improvement as described at (i) above, provided additionally that:

           (1) the Indemnitee modifies the NETGEAR Product or Improvement thereto within a reasonable time so as to avoid the allegation of infringement or violation of Intellectual Property Rights, if requested to do so by the Indemnitor; and

           (2) the NETGEAR Product or Improvement thereto has not been modified by any party after the Effective Date (A) so as to be a combination of a NETGEAR Product or Improvement thereto, with other hardware or software not constituting a NETGEAR Product or Improvement thereto, where such infringement or violation would not have arisen from the use of such NETGEAR Product or Improvement thereto or portion thereof standing alone; (B) in such a manner that the claim of infringement or violation of Intellectual Property Rights would not have occurred but for such modification, or (C) to be used in a manner or for a purpose not contemplated as of the Effective Date.

     Section 9.06. Overall Limitation of Liability of NNNAI under this Contribution Agreement. Notwithstanding anything herein to the contrary, the combined, cumulative liability of NNNAI under this Agreement shall not exceed an amount equal to Two Million US Dollars (US$2,000,000)(the "Overall Indemnity Cap").

                                   ARTICLE X
                              CONTINUING COVENANTS

     Section 10.01. Further Assurance and Cooperation. The parties shall from time to time and at all times hereafter make, do and execute or cause and procure to be made, done and executed all such further acts, deeds, conveyances, consents and assurances as may be required to carry out the transfer of the NETGEAR Assets, the Transferred Intellectual Property, and assumption of the Assumed Liabilities contemplated under this Agreement, including without limitation, appropriate assignments (notarized if required) for filing with any relevant government body or agency. If the parties agree that an asset that was intended by both of them to be an NETGEAR Asset as defined herein was inadvertently not listed on Exhibit C or Exhibit D hereto, the parties shall take such actions as may be required to properly convey such asset to NETGEAR hereunder, including without limitation execution of an amendment to this Agreement pursuant to Section 11.03 hereof to amend the schedules hereto.

     Section 10.02. Future Advertising and Sales Activities. NETGEAR shall identify itself as the owner of the NETGEAR Assets, and, as of the Effective Date, shall use the trade names and trademarks of NNNAI only as permitted pursuant to Article 8 of the IP Agreement.

     Section 10.03. Provision of Information to NNNAI. For so long as NNNAI owns at least fifty percent (50%) of the outstanding capital stock of NETGEAR (assuming conversion of any preferred shares), NETGEAR shall provide to the appropriate officers of NNNAI any information, financial or otherwise, reasonably requested by NNNAI (provided, however, that NETGEAR may require that NNNAI execute non-compete and non-disclosure agreements relating to any such information).

     Section 10.04. Confidential Information. For the term of this Agreement and for a period of ten (10) years thereafter, any Confidential Information of one Party (hereinafter "Disclosing Party") received by the other Party (hereinafter "Receiving Party") under this Agreement shall be used, disclosed, or copied, only for the purposes of, and only in accordance with, this Agreement. The Receiving Party shall use the same degree of care as it uses to protect its own Confidential Information of a similar nature, but no less than reasonable care, to prevent the unauthorized use, disclosure or publication of the Confidential Information. Without limiting the generality of the foregoing, the Receiving Party shall only disclose Confidential Information to its employees, contractors, NNNAI users and third party sub licensees who need to obtain access thereto consistent with such Party's rights under this Agreement. The Receiving Party shall not make or have made any copies of Confidential Information except those copies that are necessary for the purposes of this Agreement; and the Receiving Party shall affix to any copies it makes of the Confidential Information, all proprietary notices or legends affixed to the Confidential Information as they appear on the copies of the Confidential Information originally received from Disclosing Party. Neither Party shall be bound by any obligation restricting the disclosure and use of Confidential Information set forth in this Agreement, that:

     (a) is necessary to enable NETGEAR to provide specifications to suppliers for the procurement of materials, parts, components and assemblies for use in the manufacture, use or sale of NETGEAR Products; or

     (b) is necessary to enable NNNAI users purchasing, sublicensing or otherwise acquiring NETGEAR Products to operate and maintain such NETGEAR Products; or

     (c) was lawfully in the public domain prior to its disclosure, or becomes publicly available other than through a breach of this Agreement; or

     (d) was disclosed to the Receiving Party by a third party provided such third party, or any other party from whom such third party receives such information, is not in breach of any confidentiality obligation in respect of such information; or

     (e) is disclosed when such disclosure is required pursuant to legal, judicial, or administrative proceedings, or otherwise required by law, subject to the Receiving Party using reasonable efforts to provide prior notice to the Disclosing Party to allow it to seek protective or other court orders; or

     (f) is disclosed, pursuant to a standard confidentiality agreement, to a potential purchaser, in connection with a possible acquisition of NETGEAR or substantially all of its assets, through an asset transaction, merger, stock transaction or otherwise; or

     (g) is disclosed in connection with a registration of securities of NETGEAR with the Securities and Exchange Commission.

Within twenty (20) business days of the Disclosing Party's request, the Receiving Party shall return to the Disclosing Party all Confidential Information and all copies thereof (or such copies or portion of the Confidential Information as the Disclosing Party specifies), or, if so directed by the Disclosing Party, shall immediately destroy such Confidential Information and all copies thereof (or such copies or portion of the Confidential Information as the Disclosing Party specifies) and shall certify such destruction to the Disclosing Party. Each Party shall notify the other Party immediately upon learning of any unauthorized disclosure of the other Party's Confidential Information.

                                   ARTICLE XI
                                 MISCELLANEOUS

     Section 11.01. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

     If to NETGEAR, at 4401 Great America Parkway, MS: SC1-06, Santa Clara, CA 95052, Attention: President, or at such other address or addresses as may have been furnished in writing by NETGEAR to the other Parties hereto, with a copy to Stephanie Brecher-Seigal; or

     If to NNNAI, at 4401 Great America Parkway, MS: SC1-03, Santa Clara, CA 95052, Attention, Attention: Vice-President, Mergers & Acquisitions, or at such other address or addresses as may have been furnished to the other parties hereto in writing by NNNAI, with a copy to the Law Department at the same address; or

     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

     Section 11.02. Entire Agreement. This Agreement and the IP Agreement embody the complete Agreement and understanding of NETGEAR and NNNAI with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

     Section 11.03. Modification. No change or modification of this Agreement shall be of any force unless such change or modification is in writing and has been signed by the duly authorized representatives of the parties hereto.

     Section 11.04. Waivers. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is in writing and signed by the party against which such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

     Section 11.05. Severability. In the event that any provision of this Agreement is found to be invalid, voidable or unenforceable, the Parties agree that such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining portions thereof, and that the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

     Section 11.06. Governing Law. This Agreement shall be governed by and be construed in accordance with the laws of the State of California, without regard to principles of conflict of laws.

     Section 11.07. Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 11.08. Limitation on Rights of Others. No person other than a party hereto shall have any legal or equitable right, remedy or claim under or in respect of this Agreement.

     Section 11.09. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     Section 11.10. Legal Fees. If either party is required to take any action to enforce its rights under this Agreement, the prevailing party shall be entitled to its reasonable expenses, including attorneys' fees, incurred in connection with such action.

     IN WITNESS HEREOF, the parties hereto have duly executed this Agreement as of the Effective Date.

NORTEL NETWORKS NA INC.                 NETGEAR INC.

By:    /s/ Rick Tallman                 By:   /s/ Patrick Lo
       -------------------                    ---------------

Name:  Rick Tallman                     Name: Patrick Lo
       -------------------                    ---------------

Title: Assistant Secretary              Title: CEO
       -------------------                    ---------------

                                   EXHIBIT A

                     NORTEL NETWORKS' PATENT CROSS-LICENSES

The following is a list of material Nortel Networks' patent cross-licenses. Captured material is all patents and applications (in all countries) owned or controlled by the Parties and their subsidiaries (at any time) during the capture period having a filing date before the end of the capture period.

                         DATE OF
COMPANY                  AGREEMENT  CAPTURE PERIOD OR CAPTURED PATENTS                DURATION OF LICENSE
1.  Alcatel              1-Jan-96   5 yrs from Date of Agreement                      Term of patent
2.  AT&T                 1-Jul-83   5 yrs from Date of Agreement                      Term of patent
3.  Ericsson             1-Dec-93   5 yrs from Date of Agreement                      Term of patent
4.  HP                   1-Jan-94   5 yrs from Date of Agreement                      Term of patent
5.  Hitachi              1-Apr-95   5 yrs from Date of Agreement                      Term of patent
6.  IBM                  1-Jul-90   6 yrs from Date of Agreement                      Term of patent
7.  Lucent               1-Oct-98   all patents issued on filings prior to 1-Jan-98   31-Dec-07
8.  MatraCom             2-Jul-92   Perpetual                                         Term of patent
9.  Matsushita           27-Jun-94  5 yrs from Date of Agreement                      Term of patent
10. Mitsubishi           26-Dec-94  5 yrs from Date of Agreement                      Term of patent
11. Oki                  16-Mar-94  5 yrs from Date of Agreement                      Term of patent
12. Philips              1-Apr-95   10 yrs from Date of Agreement                     Term of patent
13. Sanyo                13-Feb-93  5 yrs from Date of Agreement                      Term of patent
14. Sharp                16-Mar-94  5 yrs from Date of Agreement                      Term of patent
15. Siemens              21-Dec-93  5 yrs from Date of Agreement                      Term of patent
16. Sony                 29-Aug-94  5 yrs from Date of Agreement                      Term of patent
17. Texas Instruments    1-Jan-82   5 yrs from Date of Agreement                      Term of patent
18. Toshiba              23-Mar-94  5 yrs from Date of Agreement                      Term of patent
19. Tellabs Operations   20-Dec-99  all patents issued on filings prior to 1-Jan-00   31-Dec-03

In addition, the following is a material Nortel Networks' patent cross-license specifically relating to terminals. Captured material is patents and applications (in all countries) relating to apparatus, systems and methods for voice and data terminal equipment owned or controlled by the Parties and their subsidiaries (at any time) during the capture period having a filing date before the end of the capture period.

                         DATE OF
COMPANY                  AGREEMENT  CAPTURE PERIOD OR CAPTURED PATENTS                DURATION OF LICENSE
1. Cidco                 1-Jan-97   5 yrs from Date of Agreement                      Term of patent

                                   EXHIBIT B

                              THIRD-PARTY LICENSES

Third Party Licenses are used in the NETGEAR business associated with the following products:

XM128 - ISDN DIGITAL MODEM PRODUCT
----------------------------------------------------------------------------------------------------------------------------------
Vendor              Product                       Notes
Adobe               Acrobat Reader 3.0            Distribution Version
Adtran              Algorithm                     Algorithm to determine SPID and Switch types in North America. Includes license for Adtran Expert ISDN logo.
Microsoft           Internet Explorer 3.0         Part of IEDK (Internet Explorer Developers Kit)
ZyXEL               Windows 95/98/NT drivers
----------------------------------------------------------------------------------------------------------------------------------

PA301 - 10M PCI PHONE LINE ADAPTER PRODUCT
----------------------------------------------------------------------------------------------------------------------------------
Vendor              Product                       Notes
Broadcom            Windows 95/98/NT drivers      Includes license for Broadcom logo.
Ragula  Systems     Internet Sharing software     Based on Fatpipe software. Includes license for Fatpipe logo.
Ragula  Systems     Network Services auto         Modifications to Microsoft MSDN
                    installer
Microsoft           MSDN CD                       Redistributable freeware from MSDN CD
----------------------------------------------------------------------------------------------------------------------------------

PA101 - 10M USB PHONE LINE ADAPTER PRODUCT
----------------------------------------------------------------------------------------------------------------------------------
Vendor              Product                       Notes
Broadcom            Windows 95/98/NT              Includes license for Broadcom logo.
                    Embedded drivers (ported
                    from Windows PCI drivers)
Ragula  Systems     Internet Sharing software     Based on Fatpipe software. Includes license for Fatpipe logo.
Ragula  Systems     Network Services auto         Modifications to Microsoft MSDN
                    installer
Microsoft           MSDN CD                       Redistributable freeware from MSDN CD
----------------------------------------------------------------------------------------------------------------------------------

PE102 - PHONE LINE ETHERNET BRIDGE PRODUCT
----------------------------------------------------------------------------------------------------------------------------------
Vendor              Product                       Notes
Broadcom            Windows 95/98/NT              Includes license for Broadcom logo.
                    drivers (same as PA101)
KSLI/AOX            KSLI Embedded drivers         Ethernet drivers for KSLI microchip.
----------------------------------------------------------------------------------------------------------------------------------

PR356-56K ANALOG PHONE LINE ROUTER PRODUCT

Vendor            Product                   Notes
--------------------------------------------------------------------------------
Broadcom          Windows 95/98/NT          Includes license for Broadcom logo.
                  drivers (same as PA101)
KSLI/AOX          KSLI Embedded drivers     Ethernet drivers for KSLI microchip.
Ramp Networks     Ramp Router Firmware      Modification of their existing 200I
                                            firmware.
--------------------------------------------------------------------------------

RT210/211-ISDN ROUTER PRODUCT

Vendor            Product                   Notes
--------------------------------------------------------------------------------
Xylogics          Hardware and Routing      Product discontinued, but software
                  software                  on NETGEAR website for support
                                            reasons
--------------------------------------------------------------------------------

RT328 ISDN ROUTER, RH348 ROUTER HUB, RT 338 ISDN 10/100 ROUTER, RM 356 56K MODEM/ROUTER W/4PT HUB, AND RT311 ETHERNET ROUTER PRODUCTS

Vendor            Product                   Notes
--------------------------------------------------------------------------------
ZyXEL             Hardware and Routing
                  software
ZyXEL             GUI for the RT338 and
                  RT311 products
--------------------------------------------------------------------------------

ND508/520 NETWORK DISK DRIVE PRODUCTS

Vendor            Product                   Notes
--------------------------------------------------------------------------------
Realm             Hardware and Routing
Information       software
Technologies
Apache            ApacheWeb
Microsoft         1. 40comupd.exe-
                     upgrades, comct132.dll
                  2. W95ws2setup.exe-
                     upgrade to winsock
                     DLLs
--------------------------------------------------------------------------------

PS110/104/105 PRINT SERVER PRODUCTS

Vendor            Product                   Notes
--------------------------------------------------------------------------------
Sercomm           Hardware and print
                  serving software
InstallShield     Installation Program      Public software, one time fee paid
                                            by Sercomm
--------------------------------------------------------------------------------

FA310-10/100MBPS PCI ETHERNET ADAPTER PRODUCT

Vendor            Product                   Notes
--------------------------------------------------------------------------------
Lite-On           Windows 95/98/NT/Novell   Windows 2000 is just now being
Communications    3.x, 4.x, 5.x,            submitted to Microsoft for inclusion
                  SCO Unix, NDIS 2          on CD
                  and packet drivers
--------------------------------------------------------------------------------

FA311/312-10/100MBPS PCI ETHERNET ADAPTER PRODUCTS

Vendor            Product                   Notes
--------------------------------------------------------------------------------
National          Windows                   Not on Microsoft CD
Semiconductor     95/98/2000/NT/Novell
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    4.x, 5.x and SCO Unix and
                    Linux drivers

Lite-on             Drivers for using the
Communications      National Chipset
--------------------------------------------------------------------------------

FA410 -- 10/100MBPS PCMCIA ETHERNET ADAPTER PRODUCTS
--------------------------------------------------------------------------------
Vendor              Product                Notes
--------------------------------------------------------------------------------
D-Link              Windows                Uses Abocom IC, manufactured by Cameo
                    95/98/2000/NT/Novell
                    Client and NDIS 2
--------------------------------------------------------------------------------

FA510 -- 10/100MBPS CARDBUS ETHERNET ADAPTER PRODUCTS
--------------------------------------------------------------------------------
Vendor              Product                Notes
--------------------------------------------------------------------------------
Ambicom             Windows                Manufactured by Ambicom
                    95/98/2000/NT/Novell
                    Client and NDIS 2
--------------------------------------------------------------------------------

GA620 -- GIGABIT ETHERNET FIBER PCI ADAPTER PRODUCT
--------------------------------------------------------------------------------
Vendor              Product                Notes
--------------------------------------------------------------------------------
Alteon              Windows
Websystems          98/2000/NT/Novell server
                    4.x, 5.x drivers
--------------------------------------------------------------------------------

EA101 -- USB 10MB ETHERNET ADAPTER PRODUCT
--------------------------------------------------------------------------------
Vendor              Product                Notes
--------------------------------------------------------------------------------
KLSI/AOX            Windows 98/2000drivers Ethernet drivers for KSLI microcchip.
--------------------------------------------------------------------------------

EA201 -- ISA 10MB ETHERNET ADAPTER PRODUCT
--------------------------------------------------------------------------------
Vendor              Product                Notes
--------------------------------------------------------------------------------
D-Link              Windows
                    95/98/2000/NT/Novell
                    client, 3.x, 4.x,
                    5.x and NDIS2 and
                    SCO Unix drivers

--------------------------------------------------------------------------------

PRODUCTS UNDER DEVELOPMENT
-------------------------------------------------------------------------------

GA620T - GIGABIT ETHERNET 1000BASE-T TWISTED PAIR PCI ADAPTER PRODUCT
-------------------------------------------------------------------------------

Vendor           Product                          Notes
------           -------                          -----
Alteon           Windows 98/NT drivers            Product under development
Websystems

-------------------------------------------------------------------------------

WAXXX - PCI TO WIRELESS 11MB ADAPTER PRODUCT
-------------------------------------------------------------------------------

Vendor           Product                          Notes
------           -------                          -----
Sharewave        Windows 95/98/NT drivers         Product under development.

-------------------------------------------------------------------------------

WBXXX - WIRELESS 11MB TO ETHERNET BRIDGE PRODUCT
-------------------------------------------------------------------------------

Vendor           Product                          Notes
------           -------                          -----
Sharewave        Windows 95/98/NT drivers         Product under development.

-------------------------------------------------------------------------------

WAXXX - PCMCIA TO WIRELESS 11MB ADAPTER PRODUCT
-------------------------------------------------------------------------------

Vendor           Product                          Notes
------           -------                          -----
Sharewave        Windows 95/98/NT drivers         Product under development.

-------------------------------------------------------------------------------

RD381 - ADSL (G.LITE) INTEGRATED DSL ROUTER AND FULL RATE ADSL ROUTER.
-------------------------------------------------------------------------------

Vendor           Product                          Notes
------           -------                          -----
ZyXEL            Hardware and Routing software    Product under development.
ZyXEL            GUI for the products.

--------------------------------------------------------------------------------

RT3XX - FIREWALL ROUTER PRODUCT
-------------------------------------------------------------------------------

Vendor           Product                          Notes
------           -------                          -----
ZyXEL            Hardware and Routing software    Product under development.
ZyXEL            GUI for the products.

--------------------------------------------------------------------------------

NDXXX - AUDIO/VIDEO JUKEBOX PRODUCT
-------------------------------------------------------------------------------

Vendor           Product                          Notes
------           -------                          -----
TBD              Video and audio serving software Product under development.

-------------------------------------------------------------------------------

PS1XX 3 PORT AND 1 PORT PRINT SERVER PRODUCT
-------------------------------------------------------------------------------

Vendor           Product                          Notes
------           -------                          -----
Sercomm          Hardware and Routing software    Product under development

-------------------------------------------------------------------------------

ADDITIONAL 3RD PARTY SOFTWARE IS CURRENTLY USED BY NETGEAR EMPLOYEES FOR THE FOLLOWING TASKS:

SOFTWARE DEVELOPMENT
--------------------
RedHat 5.2 and 6.0 (Linux) which includes the following:
       g++ C/C+ compiler
       Perl.
       Telnet, FTP.
       Apache Web Server.
Microsoft Visual C/C++ Professional.

HARDWARE DEVELOPMENT
--------------------
ORCAD

FIRMWARE DEVELOPMENT
--------------------
Microsoft Visual C++
Premia Codewright Professional Edition
Clear Case

THE FOLLOWING SOFTWARE IS USED BY NETGEAR IN THE PC DESKTOP ENVIRONMENT:

   VENDOR                        APPLICATION

   ADOBE                         ACROBAT READER
   FRAME                         FRAMEMAKER
   TECHNOLOGY
   MCAFEE                        VIRUSSCAN FOR WIN95
   MICROSOFT                     EXCEL
   MICROSOFT                     EXCEL 97
   MICROSOFT                     FRONTPAGE
   MICROSOFT                     INTERNET EXPLORER
   MICROSOFT                     INTERNET EXPLORER
   MICROSOFT                     MS-DOS
   MICROSOFT                     OUTLOOK 97
   MICROSOFT                     POWERPOINT 97
   MICROSOFT                     PROJECT 98
   MICROSOFT                     SCHEDULE +
   MICROSOFT                     TEAM MEMBER
   MICROSOFT                     VISUAL BASIC
   MICROSOFT                     VISUAL C++
   MICROSOFT                     WINDOWS 95
   MICROSOFT                     WINDOWS NT
   MICROSOFT                     WORD 97
   NICO MAK                      WINZIP
   PETER NORTON                  NORTON COMMANDER
   COMPUTING
   VISO CORP.                    VISIO PROF. V5.0


USED IN OPERATIONS SUPPORT:
Netcom Smartbit Applications

SOFTWARE APPLICATIONS
------------------------------------------------------


Email                           Outlook
                                Eudora
Office Suite                    Microsoft Office
                                Word
                                Excel
                                PowerPoint
OS                              Windows 95
Anti-virus                      Norton Antivirus
Archive/Compression             WINZIP
Browser                         Netscape
                                Microsoft IE
Reporting                       Impromptu
Web Publishing                  TeamSite
                                Frontpage
Graphics editing                PhotoShop
Project Management              Microsoft Project
Tech Publications               Framemaker
                                Adobe Illustrator
Enterprise                      SunSystems (Systems Union)
                                Oracle
                                Unix/Solaris
Reporting                       Impromptu
                                Vision

CIRCUIT CITY
CMS LIMITED
COMPUSHACK GMBH
COMPUTER 2000 BELGIUM
COMPUTER 2000 FINLAND OY
COMPUTER 2000 UK
CSK ELECTRONICS CORPORATION
DAIL INFORMATION COMM.
DATATEL S.A.
DATRONTECH RETAIL PLC
DELTA ELECTRONICS INC.
DEUTCHE TELECOM
DIGITAL NETWORK SVCS DEUTCH
D-LINK CORPORATION
DUXBURY NETWORKING DIST.
EGGHEAD, INC
ELECTRONICA SANG HNOS., S.A.
EXPRESS DATA
EXPRESS DATA (aka ComTech)
FRY'S ELECTRONICS
FUJI XEROX CO., LTD.
GALILEO TECHNOLOGIES
GANDALF DATA
GATEWAY COMPUTER RESOURCES
HELTEL LIMITED
IEE
IMS
IMS HONG KONG
INGRAM DENMARK
INGRAM MACROTRON AG
INGRAM MEXICO
INGRAM MICRO
INGRAM MICRO ASIA LTD.
INGRAM MICRO CANADA
INGRAM MICRO CHILE S.A.
INGRAM MICRO EUROPE AG
INGRAM MICRO NORWAY
INTEC INFORMATION TECHNOLOGY
INTERMEMORY CORP
INTERVALLE SA
KANSAI ELECTRIC CO. LTD
KODO INFORMATION & COMMUNICATION
LATAM COMPUSER CORP.
LDL DISTRIBUTION (CHINA) LTD
LINK INTERNATIONAL
LITE-ON
MARUBENI SOLUTIONS CORP.
MEI/MICRO CENTER
MICRO PERIPHERALS LTD.
MICROSTANDARD DISTRIBUTORS INC
MITSUI COMTEK CORP
MPS MAYORISTA, S.A. DE C.V.
NETEKS A.S.
NETSERVE, INC

NETWORK VALUE COMPONENTS
NETWORLD, INC.
NYHERJI HF
PC WAREHOUSE INC.
POULIADIS ASSOCIATES CORP.
POWER & TELEPHONE SUPPLY, INC.
RAMCO SYSTEMS
RIGHTNET
SEICOM COMMUNICATION SYSTEMS
SEICOM SUBDISTRIBUTOR
SISTEMAS DATASYS C.A.
SOFTWAY SA
STONE COMPUTER LTD.
SUNDAYNET
SUNKYONG DISTRIBUTION LIMITED
SYNNEX
TD BRASIL, LTDA
TECH DATA
TECH DATA CANADA
TECH PACIFIC AUSTRALIA PTY. LTD
TECH PACIFIC NZ
TECHNOLOGY SOLUTIONS GROUP INC
TECHNOSS S.A.
TECKSEL
TELECTRONIC S.A.
TELIA SYSTEMS AB
TERRA CORPORATION
UNISEL S.A.
WESTCON BRASIL LTDA.

Development:

SLIMWARE -     Contractor Agreement
ADTRAN   -     License Agreement
REALM    -     License Agreement
PHILIP PELLOUCHOUD -     Contractor Agreement

[NOTE: ABOVE SEEMS TO BE MISSING AGREEMENTS IMPLIED BY OTHER SUBMISSIONS RELATING TO:
ADOBE -     LICENSE AGREEMENT
BROADCOM -     LICENSE AGREEMENT
CICAT NETWORKS -     CONTRACTOR AGREEMENT
INSTALLSHIELD -     LICENSE AGREEMENT
IDOC -     CONTRACTOR AGREEMENT
KLSI/AOX -     LICENSE AGREEMENT
MICROSOFT -     LICENSE AGREEMENT
RAGULA -     MAINTENANCE AND DISTRIBUTION AGREEMENT
RAMP -     LICENSE AGREEMENT
XYLOGICS -     LICENSE AGREEMENT
ZYXEL -     OEM LICENSE AGREEMENT
NATIONAL SEMICONDUCTOR -     LICENSE AGREEMENT
LEASE AGREEMENTS FOR DELL PCS NOTED IN OWNED ASSET LIST.]

Misc. agreements:

EXECUTIVE OFFICE LEASE -- NEW JERSEY AUTO LEASES: FRANCE, GERMANY (2), SWEDEN

Assignment of Rights of Gearguy in Gearland Agreement Between Mark Fischer and Bay Networks, Inc., dated February 1998.

                                   EXHIBIT D

                  FURNITURE, FIXTURES, INVENTORY AND EQUIPMENT

         Asset    NT Asset
Dept       #         #        Description 1               Serial #       Description 2     Lease/Purch    Cap/Exp
                              Smart Bit 2000              8373           Test Equipment    Purchased
                              Smart Bit 2000              9364           Test  Equipment   Purchased
                              Smart Bit 1000              3239           Test Equipment    Purchased
                              Pentium PC                                 ND508/520 Test
                                                                            Station
                              486PC                                       ZyXel Test
                                                                            Station
                              Pentium 100MHz PC                           FA410 Test
                                                                            Station
                              Pentium PC                                  FA 510 Test
                                                                            Station
                              Pentium PC                                  FA 510 Test
                                                                             Station
                              Pentium PC                                  PS Series Test
                                                                             Station
                              Pentium PC                                  EA101 Test
                                                                             Station
                              Pentium PC                                  EA101 Test
                                                                             Station
                              Pentium PC                                  FA101 Test
                                                                              Station
181                           HP LaserJet 551 MX -        USJK209705      Printer          Purchased
                              C3167A
181                           HP LaserJet 551 MX -        USJK210598      Printer          Purchased
                              C3167A
181                           HP LaserJet 551 MX -                        Printer          Purchased
                              C3167A
507               1039178     NEC 6230                    7Z001220        Laptop                        registrar
507               1036924     BOXLIGHT 4000 ULTRA LIGHT   2J7520288       Projector        Purchased    registrar
                              DLP
507               1037029     NEC 6230MX                  81072112        Laptop           Purchased    registrar
507               1036449     WINBOOK XL P233             RBL256R5427S    Laptop           Purchased    registrar
                                                              42
507               1030735     MAC POWERBOOK 3400C/200                     Laptop           Purchased    registrar
507               1037180     WINBOOK XL P233             RBL256R3507L    Laptop           Purchased    registrar
                                                              07
507               1042318     WinBook XL P266             RCN456W11385    Laptop           Purchased    registrar
                                                              07
507               1045570     IBM THINKPAD 600E           78-BXY04        Laptop           Purchased    registrar
507               1036220     WINBOOK XL P233 LAPTOP      SBI256R14571    Laptop           Purchased    registrar
507                           Dell Latitude Cpi336        H9949476        Laptop           Leased
507                           Dell 19" Monitor            2221DA67VE89    Monitor          Leased
507               expensed    HP 600 Office Jet                           Printer          Purchased    exp
507               1038329     WinBook XL                  RCM256          Laptop           Purchased    registrar
                                                          R4068Z40
507                           Dell Latitude Cpi336        H9950697        Laptop           Leased
507                           Dell 19" Monitor                            Monitor          Leased
507               expensed    HP 600 Office Jet                           Printer          Purchased    expensed
507               1041487     Toshiba 320CT               5801442         Laptop           Purchased
507               expensed    HP 600 Office Jet                           Printer          Purchased    expensed
507               1046181     Toshiba Portege 7010CT      19361415A       Laptop           Purchased
507                           HP 570 Office Jet                           Printer          Purchased    expensed


507                         WINBOOK XL 266                 RBL256             LAPTOP         PURCHASED
                                                          R3517L18
507             expensed    HP 590 OFFICE JET                                 PRINTER        PURCHASED        expensed
52M             1049320     SONY PGC 505TR                                    LAPTOP         PURCHASED        registar
52M             1048391     IBM THINKPAD 600E               78WKL07           LAPTOP         PURCHASED        registar
507   00089     1048321     DELL LATITUDE 366                WP8Q8            LAPTOP         PURCHASED        registar
181             1031784     TOSHIBA 800CT                                     LAPTOP         PURCHASED        registar
181   00084     1032037     NEC 6050                       77001286           LAPTOP         PURCHASED        registar
181             1046902     NEC VERSA SX + doc             93120359           LAPTOP         PURCHASED        registar
                            + mon + key + ms
181   00085     1047732     DELL LATITUDE 300                WF18Q            LAPTOP         PURCHASED        registar
181   00082     1039505     TOSHIBA 750CDM                 48653258A          LAPTOP         PURCHASED        registar
181             1040578     HIQ PENTIUM II 233MHZ                            PC TOWER        PURCHASED        registar
181             1041013     SUN ULTRA 10                                                     PURCHASED        registar
181             1047085     DELL LATITUDE 300 + doc          WCD7C            LAPTOP         PURCHASED        registar
                            + mon + key + ms
181             1046530     IBM THINKPAD 560                                  LAPTOP         PURCHASED        registar
181             1037116     SUN ULTRA 2                    809FC40D                          PURCHASED        registar
181             1046075     NEC VERSA SX + doc + mon +     8Z120468           LAPTOP         PURCHASED        registar
                            key + ms
181   00083     1049311     CANON LC9000 FAX               UYG41256             FAX          PURCHASED        registar
181                         NEC 6200                                          LAPTOP
341             expensed    SONY NOTEBOOK PII                                 LAPTOP         PURCHASED        expensed
341             1038319     MERGE 2000 AF FLASH                                              PURCHASED        registar
341             1048757     NETCOM GIGABIT ETHERNET                                          PURCHASED        registar
                            SX SMA
341   00079     1047702     NETCOM SMARTBITS 2000            9844A          TEST EQUIPT      PURCHASED        registar
341             1038849     NETCOM SMARTBITS 2000            8364           TEST EQUIPT      PURCHASED        registar
341             1044008     IBM THINKPAD 600             1S264551U78G          LAPTOP        PURCHASED        registar
                                                             Y232
341             1043874     NETCOM GIGABIT SMARTCARD                                         PURCHASED        registar
341             1046345     NETCOM SMARTCARDS                                                PURCHASED        registar
341   00046     1045290     ISO/LINK PENTIUM II SYSTEM       17582                           PURCHASED        registar
341             1044516     IBM THINKPAD 600             1S264551U78H         LAPTOP         PURCHASED        registar
                                                             C753
341             1042601     NETCOM ETHERNET                                                  PURCHASED        registar
                            SMARTCARDS
341             1042137     IBM THINKPAD 600             1S264551U78A          LAPTOP        PURCHASED        registar
                                                             V521
341             1041775     NETCOM SMARTBITS 2000            8373           TEST EQUIPT      PURCHASED        registar
341   00086     1039409     NEC 5080                       83042671           LAPTOP         PURCHASED        registar
341   00047     1042320     SHARP MEBIUS                   80004865           LAPTOP         PURCHASED        registar
341   00048     1042319     SHARP MEBIUS                   80001835           LAPTOP         PURCHASED        registar
341   00080     1022213     NETCOM SMARTBITS 10              5116                            PURCHASED        registar
341             1022211     NETCOM ET-1000                   1577                            PURCHASED        registar
341             1021587     INTEL PENTIUM P90                                PC TOWER        PURCHASED        registar
341             1026574     ISDN NETWORK SIMULATOR                                           PURCHASED        registar
341             1024387     INTEL PENTIUM P166                                               PURCHASED        registar
341   00049     1023461     TOSHIBA T2130CT                12530403           LAPTOP         PURCHASED        registar
341             1021579     INTEL PENTIUM P90                                                PURCHASED        registar
341             1021577     INTEL PENTIUM P90                                                PURCHASED        registar
341             1019767     COMPAQ PRESARIO CDS 9548                                         PURCHASED        registar
341             1021585     INTEL PENTIUM P90                                                PURCHASED        registar
341             1021583     INTEL PENTIUM P90                                                PURCHASED        registar
341             1021581     INTEL PENTIUM P90                                                PURCHASED        registar

341                 1033296    SUPERCOM NETBOX                                                   PURCHASED      registar
341      00054      1036999    NEC 6230MX                        81072120         LAPTOP         PURCHASED      registar
341      00045      1049043    GATEWAY INTEL400MHZ E1200         14909816         DESKTOP        PURCHASED      registar
341                 1049071    NETCOM SX SMARTCARD                                               PURCHASED      registar
341                 1026673    COMPAQ ARMADA 41201                                LAPTOP         PURCHASED      registar
341                 1025117    ISDN NETWORK SIMULATOR                                            PURCHASED      registar
181                 1007745    RICOH FAX 3100L                                                   PURCHASED      registar
181                 1009327    TEKTRONIX 2467B OSCILLOSCOPE      B053956                         PURCHASED      registar
341                 1048993    TEKTRONIX TDS 3054 OSCILLOSCOP                                    PURCHASED      registar
341                 1034282    NETCOM SMARTBITS 20               3236             TEST EQUIPT    PURCHASED      registar
341                 1032496    NETCOM SMARTBITS 20               3239             TEST EQUIPT    PURCHASED      registar
341                 1036192    ISDN 2000AFP FLASH                                                PURCHASED      registar
341                 1029207    NETCOM 100BASE-X FAST SMARTCAR                                    PURCHASED      registar
341                 1029393    LAN CABLE TESTER AND CABLE                                        PURCHASED      registar
341                 1049526    TEKTRONIX PROBE P6246                                             PURCHASED      registar
341                 1029774    HP DIGITIZING OSCILLOSCOPE        3327A00467&49                   PURCHASED      registar
                                                                       5
181      00001                 SONY NOTEBOOK PII                                  LAPTOP         PURCHASED      registar
341      00002                 ML-7710 10/100 BASE TX MULTILY SMARTCARD           SMARTCARD      PURCHASED      registar
341      00003                 ML-7710 10/100 BASE TX MULTILY SMARTCARD           SMARTCARD      PURCHASED      registar
341      00004                 ML-7710 10/100 BASE TX MULTILY SMARTCARD           SMARTCARD      PURCHASED      registar
341      00005                 ML-7710 10/100 BASE TX MULTILY                     SMARTCARD      PURCHASED      registar
                               SMARTCARD
341      00006                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00007                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00008                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00009                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00010                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00011                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00012                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00013                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00014                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00015                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00016                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00017                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00018                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00019                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00020                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00021                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00022                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00023                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00024                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD
341      00025                 SX-7410B 10/100 BASE TX                            SMARTCARD      PURCHASED      registar
                               ETHERNET SMARTCARD

 341   00026            GX-1420A Gigabit Ethernet Copper                    SmartCard             Purchased   registar
                        Smartcard
 341   00027            GX-1420A Gigabit Ethernet Copper                    SmartCard             Purchased   registar
                        Smartcard
 341   00028            GX-1420A Gigabit Ethernet Copper                    SmartCard             Purchased   registar
                        Smartcard
 341                    GX-1420A Gigabit Ethernet Copper                    SmartCard             Purchased   registar
                        Smartcard
 507   00030            Compucare SYS Missouri IX                           PC Tower              Purchased   registar
 507   00031            Compucare SYS Missouri IX                           PC Tower              Purchased   registar
 507   00032            Compucare SYS Missouri IX                           PC Tower              Purchased   registar
 341   00033            20 Chl Hybrid Recorder DR130-12                                           Purchased   registar
                        22-1D/C2
 507   00034            600 MHZ PIII System w/CD                            PC Tower              Purchased   registar
 507   00035            600 MHZ PIII System w/DVD                           PC Tower              Purchased   registar
 507   00036            600 MHZ PIII System w/DVD                           PC Tower              Purchased   registar
 507   00037            600 MHZ PIII System w/CD                            PC Tower              Purchased   registar
 507   00038            600 MHZ PIII System w/CD                            PC Tower              Purchased   registar
 507   00039            400 MHZ                                             Laptop                Purchased   registar
 341   00040            Meridian Snap Server 32G w/Raid                                           Purchased   registar
 52M   00041            Netis Technology                                                          Purchased   registar
 181   00042            Computer Market Research                            Software              Purchased   registar
 52M   00043            Precision Consulting                                Software              Purchased   registar
 52M   00044            TCN                                                 Software              Purchased   registar
AU507                   Toshiba Tecra 8000                 Y8014324         Laptop                Purchased   registar
AU507                   Toshiba Tecra 730XCDT              5712835          Laptop                Purchased   registar
AU507                   Nokia 6110                                          Mobile Phone          Purchased   exp
AU507                   Nokia 6110                                          Mobile Phone          Purchased   exp
FF507                   Model GH688                                         GSM Phone             Purchased   exp
FF507          338210   Compaq Armada 3500                                  Laptop                Purchased   registar
GE507           old     Toshiba Portege 660CDT             2716083          Laptop                Purchased
GE507           old     Toshiba DeskStation V+             4717462          Docking Station       Purchased
GE507           old     NET Monitor 17                    7501490TA         Monitor               Purchased
GE507           New     Toshiba Tecra 8000CDT             998D024846        Laptop                Purchased   registar
GE507           New     Dell Latitude Xpi                WK7HZ F0333-       Laptop                Purchased   registar
                                                              4
GE507           New     Dell 17" Monitor                                    Monitor               Purchased   registar
GE507                   Dell Doc                                            Docking Station       Purchased   registar
JP507                   IBM ThinkPad560E                   97-AT1BK         Laptop
JP507                   Sony VAIO 5055X                    28987600-        Laptop                Purchased   registar
                                                            1110937
JP507                   Nanao FlexScan 54T                  B2175115-       Monitor                Purchased   registar
                                                             JAPAN
JP507                   Sony VAIO 5055X                    28987600-        Laptop                Purchased   registar
                                                            1117992
JP507                   Dell XP5R350                         T03JS          PC                    Purchased
JP507                   Nanao FlexScan 54T               55399097_JAW       Monitor               Purchased
JP507                   Dell GXA6233L/EM                   19648625         PC                    Leased

JP50                       ViewSonic VPA150              EK91010861       Monitor         Leased
 7
K050                       Dell Latitude Xpi               S42XL            PC            Purchased   registrar
 7
SE50                       IBM ThinkPad 600               55206WP          Laptop         Purchased   registrar
 7
SE50                       Philips 107MB               HD0098470010       Monitor        Purchased   registrar
 7                                                           23
GB50           325789/00   Compaq Notebook PC           8749BB730191       Laptop         Purchased   registrar
 7                731
GB50            A039750    Compaq Docking Station       6747BCL10710   Docking Station    Purchased   registrar
 7
GB50             00732     Philips 107B Color Monitor   TY1097370203       Monitor        Purchased   registrar
 7                                                           62
GB50                       Nokia 2110 Mobile Phone         490138       Mobile Phone      Purchased   registrar
 7
341                        Tester #13                       N/A           PC Tower          Built     exp
341                        Dual 400 server                  N/A           PC Tower          Built     exp
341    00053               Dell Dimension XPSH266          9KOSV          PC Tower        Purchased   exp
341    00050               HIQ 233MHZ                     9803025         PC Tower        Purchased   exp
341    00051               HIQ 150MHZ                     9709233         PC Tower        Purchased   exp
341    00052               GLI 90MHZ                      88112912        PC Tower        Purchased   exp
341    00055               HIQ 150MHZ                     9705014         PC Tower        Purchased   exp
341                        Tester #9                        N/A           PC Tower          Built     exp
341    00056               HIQ 150MHZ                     9705013         PC Tower        Purchased   exp
341    00057               HIQ 90MHZ                      9409387         PC Tower        Purchased   exp
341    00058               HIQ 150MHZ                     9705016         PC Tower        Purchased   exp
341    00059               HIQ 150MHZ                     9709230         PC Tower        Purchased   exp
341    00060               HIQ 150MHZ                     9709038         PC Tower        Purchased   exp
341    00061               T/Link 90MHZ                     MLP          PC Tower -       Purchased   exp
                                                         069703740          mini          Purchased   exp
341    00062               Power Spec PIII               7.2201E+12       PC Tower        Purchased   exp
341    00063               Pentium III                  P96A8400249       PC Tower        Purchased   exp
341    00064               GLI 90MHZ                      88112910        PC Tower        Purchased   exp
341    00065               GLI 90MHZ                      88112909        PC Tower        Purchased   exp
341    00066               GLI 60MHZ                      88222232        PC Tower        Purchased   exp
341    00067               GLI                            88104075        PC Tower        Purchased   exp
341                        Tester "Rob"                      N/A          PC Tower          Built     exp
341    00068               HIQ 150MHZ                     9709231         PC Tower        Purchased   exp
341    00069               GLI 90MHZ                      88222228        PC Tower        Purchased   exp
341    00070               HP VECTRA 510                 US63554336       Desk Top        Purchased   exp
341    00071               HP Pavilion Pentium 266       5002-3651        PC Tower        Purchased   exp
341                        Tester #18 350MHZ                 N/A          PC Tower          Built     exp
341    00072               GLI                            88101540        PC Tower        Purchased   exp
341    00073               GLI                            88222231        PC Tower        Purchased   exp
341    00074               HIQ 150MHZ PIII                9709037         PC Tower        Purchased   exp
341    00075               GLI                            88112911        PC Tower        Purchased   exp
341    00076               ISO/LINK CELERION               17826          PC Tower        Purchased   exp
341    00077               HIQ PENTIUM                    9804016         PC Tower        Purchased   exp
341    00078               HIQ DUAL PENTIUM               9803179         PC Tower        Purchased   exp
341    00081               SMARTBITS 2000                   9252                          Purchased   exp
341    00087               TOSHIBA - Satellite           69812276A         Laptop         Purchased   exp
                           2065CDS
341    00088               Dell Dimension                   F134F         PC Tower        Purchased   exp

341                        AMD 300                         N/A            PC TOWER        BUILT       exp
341    00090               SCANNER                      SG8AF231QS        SCANNER         PURCHASED   exp
341    00091               T/LINK 60MHZ                 069703749         PC TOWER        PURCHASED   exp
341                        MISCELLANEOUS LAB BENCHES
                           W/LIGHTS
341                        LAB STOOLS
341
341

                                   EXHIBIT E

                             CERTAIN NNNA EMPLOYEES

  EMP#          LAST NAME       FIRST NAME
-------         ---------       ----------
4715074         Abba            Annabelle
4715621         Ajinga          Leilani
4715699         Berkowitz       Phil
4715750         Blum            John
4715206         Chatburn        Michele
4714972         Cunningham      Robert A.
4715353         Ding            Josh
4713752         Dix             Stephen
4713717         Fabiano         Rick
4715916         Gregory         Heath
4737130         Gross           Don
4716071         Hill            Mark
4716073         Huang           Lillian
4715156         Kerr            Duncan
4714885         Kim             Kathy
4714938         Lee             Raymond
4712802         Lo              Patrick
4715103         Malloy          John
4710048         Merrill         Mark
4725493         Otero           Eric
4714130         Pramanik        Debashis
4715267         Reed            Rob
4713988         Romero          Kelly
4511220         Runkle          Lisa
4711765         Shields         Mike
4714400         Smith           Chip (Authur)
4710628         Su              Jimmy
4715018         Viahos          Gus
4715501         Werdann         Michael
4724176         Yi              Bobi
4716019         Zompetti        Tracey
4740579         Bielli          Jean-Michel
4740729         Erlandsson      Magnus
4740823         Jell            Thomas
4750049         Kim             Jin Gyeom
4750103         McLean          Ian
4740886         Montanhas       Eugenia
4713766         Nakagawa        Hirohito
4750303         Owada           Yumi
4740613         Peters          Marco
4750351         Ponder          Sue
4740500         Soares          David
4750494         Takeuchi        Hiroshi

                                   EXHIBIT F

                    CLAIMS RELATED TO INTELLECTUAL PROPERTY


1.  Infringement claims: None.

2.  Knowledge of infringement or misappropriation: None.

3.  Claims relating to ownership, licensing or enforceability: None.

                                   EXHIBIT H

                              TRANSFERRED SOFTWARE


Transferred Software includes the software, firmware and related documentation owned by NNNAI or any of its Subsidiaries, and used exclusively in the NETGEAR Business and which is incorporated in the following products:

XM128 - ISDN DIGITAL MODEM PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
NETGEAR         First Gear Configuration
Engineering     Software
Slimware        AutoSwitch/Auto SPID         Program implementation to determine
                                             SPID and Switch types in North
                                             America.

--------------------------------------------------------------------------------
PA301 - 10M PCI PHONE LINE ADAPTER PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
NETGEAR         First Gear Configuration
Engineering/    Software
Ragula Systems

--------------------------------------------------------------------------------
PA101 - 10M USB PHONE LINE ADAPTER PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
NETGEAR         First Gear Configuration
Engineering/    Software
Ragula Systems

PE102 - PHONE LINE ETHERNET BRIDGE PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
Slimware        Firmware code combining
                Broadcom and KLSI
                drivers

PR356 - 56K ANALOG PHONE LINE ROUTER PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
Slimware        Firmware code combining
                Broadcom and KLSI
                drivers

RT210/211 - ISDN ROUTER PRODUCT
--------------------------------------------------------------------------------
Vendor          Product                      Notes
--------------------------------------------------------------------------------
CICAT           Graphical User Interface     Product discontinued, but software
                Program                      on NETGEAR website for support
                                             reasons
--------------------------------------------------------------------------------

RT328 ISDN ROUTER, RH348 ROUTER HUB, RT 338 ISDN 10/100 ROUTER, RM 356
56K MODEM/ROUTER W/4PT HUB, AND RT311 ETHERNET ROUTER PRODUCTS
--------------------------------------------------------------------------------
Vendor         Product                       Notes
--------------------------------------------------------------------------------
Pellichoud     GUI for the RT328/348
               and RM356 products

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ND508/520      Production software, Production
               testing software, Client Utility
               software
--------------------------------------------------------------------------------

                                   EXHIBIT I

                       TRANSFERRED TECHNICAL INFORMATION

        Transferred Technical Information includes all drawings, schematics, specifications, functional descriptions, application engineering support systems, design documents, feature documents, engineering manuals, assembly drawings, stock lists, part drawings, procurement information specifications, component information, inspection information, design change control procedures, specifications for finishes, and quality assurance procedures, all trade secrets embodied in any know-how, manufacturing specifications, processing procedures or research and development information, and agency approval files related to the NETGEAR Products listed below which are owned by NNNAI and which used exclusively in the NETGEAR Business as of the Effective Date:

                            CURRENT NETGEAR PRODUCTS

COUNT OF
MODELS                                         VERSION
------------------------------------------------------------------------------------------
PRODUCT     DESCRIPTION                        AU   FR   GE   GR   JP   KO   NA   UK   WW
------------------------------------------------------------------------------------------
DB104       DUAL SPEED STARTER KIT              1    1    1    1    1         2    1
DS104       4 PORT DUAL SPEED 10/100 HUB        1    1    1    1    1         1    1
DS106       6 PORT SLIM DUAL SPEED HUB          1    1    1    1    1         1    1
DS108       8 PT SLIM 10/100 HUB                1    1    1    1    1         1    1
DS116       16 PORT SLIM DUAL SPEED HUB         1    1    1    1    1         1    1
DS309       9PT DUAL SPEED HUB W/UPLINK         1    1    1    1    1         1    1
DS508       8 PT D-SPD STACK HUB                1         1         1         1    1
DS516       16 PT D-SPD STACK HUB               1         1         1         1    1
DS524       24 PT D-SPD STACK HUB               1         1         1         1    1
EA101       USB ETHERNET ADAPTER                               1    1                   1
EA201       10 MBPS ISA CARD                         1         1                        3
EB104       NETWORK STARTER KIT ISA             1    1    1                   1    1
EN104       4 PT 10BASE-T HUB                   1         1         1         1    1
EN104TP     4 PT 10BASE-T HUB                   1         1    1    1         1    1
EN106TP     6 PT 10BASE-T HUB                   1         1         1         1    1
EN108       8 PT 10BASE-T HUB                   1         1         1         1    1
EN108TP     8 PT 10BASE-T HUB                   1         1         1         1    1
EN116       16 PT 10BASE-T HUB                  1         1         1         1    1
EN308       8 PT 10BASE-T HUB                   1         1         1         1    1
EN308TC     8 PT 10BASE-T HUB                   1    1    1    1    1         1    1
EN516       16 PT 10BASE-T HUB                  1         1         1         1    1
EN524       24 PT 10BASE-T HUB                  1         1         1         1    1
FA310-10    10-PK 10/100 PCI ADAPTER                                                    1
FA310-50    50-PK 10/100 PCI ADAPTER                                                    1
FA310TX     10/100 PCI ADAPTER                                 1    1                   1
FA310TXC    10/100 PCI ADAPTER&CBL                   1         1                        1
FA311       10/100 PCI ADAPTER NS                                                       1
FA312       10/100 PCI ADAPTER WOL                                                      1
FA410C      10/100 PCMIA ADAPTER                                                        1
FA510       10/100 CARDBUS ADAPTER                                                      1


FB104   4 PORT FE-NET STARTER KIT         1     1     1                       1     1     1
FB108   8 PORT FE-NET STARTER KIT         1           1                       1     1
FE104   4 PT FAST E-NET HUB               1           1           1           1     1
FE108   8 PT FAST E-NET HUB               1           1           1           1     1
FE116   16 PT 100BASE-TX FE HUB           1           1           1           1     1
FE508   8 PT FE STACK HUB                 1           1           1           1     1
FE516   16 PT FE STACK HUB                1           1           1           1     1
FS102   2 PT FAST E0NET SW                1           1           1           1     1
FS104   4 PT FAST E-NET SW                1           1           1           1     1
FS105   5 PT FAST E-NET SWITCH            1           1           1           1     1
FS108   8 PORT 10/100 SWITCH,EXT PWR      1           1           1           1     1
FS308   8 PORT 10/100 SWITCH,INT PWR      1           1           1           1     1
FS508   8 PT FAST E-NET SW                1           1           1           1     1
FS509   9 PORT SWITCH W/GBIT UPLINK       1           1           1           1     1
FS516   16 PT FAST E-NET SW               1           1           1           1     1
FS518   18 PT FAST E-NET SW               1           1           1           1     1
FS524   24 PT FAST E-NET SW               1           1           1           1     1
FS562   8 PORT FIBER SWITCH               1           1           1           1     1
FS566   12 PORT FIBER SWITCH              1           1           1           1     1
GA620   IGBPS PCT FIBER CARD                                      1                       1
GS504   GIGABIT FIBERSWT 4PATENT          1           1           1           1     1
LCP100  CABLE MODEM                                                           1
MISC    ACCESSORIES: POWER, PKG, ETC.                                                  Mult
ND508   NETWORK DISK DRIVE 8GB            1           1                       1     1
ND520   NETWORK DISK DRIVE 20GB           1           1                       1     1
PA101   10M USB PHONELINE ADAPTER                                             1
PA301   10M PCI PHONELINE ADAPTER                                             1
PE102   PHONELINE ETHERNET BRIDGE                                             1
PR356   56K ANALOG PHONELINE ROUTER                                           1
PS104   PRINT SERVER WITH 4 PATENT HUB    1           1           1           1     1
PS105   PRINT SERVER WITH 5 PATENT HUB    1     1     1     1     1           1     1
PS110   10/100 MBPS PRINT SERVER          1     1     1     1     1           1     1
RH340   ROUTER HUB                                                            1
RH348   ROUTER HUB                                    1           1           1     1
RM356   56K MODEM/ROUTER W/4PT HUB        1           1           1           1     1
RT210   ISDN ROUTER                       1           1           1                 1
RT311   ETHERNET ROUTER                                                       1
RT328   ISDN ROUTER                       1           1                 1     1     1
RT338   ISDN 10/100 ROUTER                                                    1
SB104   NT WRK STARTER KIT                1     1     1     1                 1     1
SW108   8PT 10B-T E-NET SW                1           1           1           1     1
SW502   2PT 10/1000 E-NET SW              1           1           1           1     1
SW507   7PT 10/100 E-NET SW               1           1           1           1     1
SW510   10PT 10/100 E-NET SW              1           1           1           1     1
SW518   18PT 10/100 E-NET SW              1           1           1           1     1
XM128   ISDN DIGITAL MODEM                1     1     1           1     1     1     1
TOTAL                                    55    15    57    15    52     2    65    56    15

                                   EXHIBIT J

                            TRANSFERRED TRADE MARKS

                                 APPLICATION                        REGISTRATION      DATE OF
TRADE MARK     COUNTY               NUMBER      FILING DATE            NUMBER        REGISTRATION
----------     ------            -----------    -----------         ------------     ------------
NETGEAR       Argentina            1634345      30 May 1997             1634345       30 May 1997
NETGEAR       Australia            781510        5 Aug 1996             781510         5 Aug 1996
NETGEAR       Brazil              819235202     22 May 1996            819235202      29 Dec 1998
NETGEAR       Canada               834,529      24 Jan 1997             503,133       30 May 1997
NETGEAR       European            000238576     23 April 1996          000238576      11 Sept 1998
              Community
              Trademarks
              (CTM)
NETGEAR       India                753803       28 Jan 1997
NETGEAR       Japan                9-6723       24 Jan 1997
NETGEAR       New Zealand          265381        5 Aug 1996              265381        5 Aug 1996
NETGEAR       United States      75/026,272     30 Nov 1995            2,124,219      23 Dec 1997


                                  OTHER MARKS

NETGEAR Logo

The Gearguy in Gearland

FirstGEAR

netgear.com

netgearinc.com

                                   EXHIBIT K

                              FINANCIAL STATEMENTS

A substantial portion of the Financial Statements for Netgear, Inc. has been re-stated to reflect its stand-alone status.

                                   EXHIBIT L

                        TRANSFERABLE SOFTWARE LICENSES

                                      None